Exhibit 99.2

Strategic Hotels & Resorts, Inc.

Supplemental Financial Information

December 31, 2011

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 7,762 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

40

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane M. Morefield

Executive Vice President, Chief Financial Officer

(312) 658-5000

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Chief Operating Officer

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Eric D. Hassberger

Vice President, Capital Markets

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Investments

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Carlo Santarelli	(212) 250-5815

Green Street Advisors	Enrique Torres	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Morgan Stanley	Mark Strawn	(212) 761-4990

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	December 31, 2011
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	185,627	185,627
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,208	1,208
Value Creation Plan units outstanding	1,156	1,156

Combined shares and units outstanding	188,844	188,844
Common stock price at end of period	$5.37	$5.37

Common equity capitalization	$1,014,092	$1,014,092
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,050,385	1,050,385
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(45,548)	—
Cash and cash equivalents	(72,013)	(72,013)

Total enterprise value	$2,448,293	$2,281,566

Net Debt / Total Enterprise Value	46.8%	42.9%
Preferred Equity / Total Enterprise Value	11.8%	12.7%
Common Equity / Total Enterprise Value	41.4%	44.4%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
Revenues:
Rooms	$99,985	$93,885	$410,315	$362,559
Food and beverage	71,207	66,339	267,194	238,762
Other hotel operating revenue	21,047	22,696	80,907	79,981
Lease revenue	1,675	1,608	5,422	4,991

Total revenues	193,914	184,528	763,838	686,293

Operating Costs and Expenses:
Rooms	28,359	27,204	114,087	105,142
Food and beverage	50,018	47,241	192,028	171,279
Other departmental expenses	51,808	53,467	207,664	199,336
Management fees	6,516	6,093	24,719	22,911
Other hotel expenses	14,311	8,733	53,808	48,781
Lease expense	1,163	1,170	4,865	4,566
Depreciation and amortization	25,840	32,406	112,062	130,601
Impairment losses and other charges	—	141,858	—	141,858
Corporate expenses	15,650	12,594	39,856	34,692

Total operating costs and expenses	193,665	330,766	749,089	859,166

Operating income (loss)	249	(146,238)	14,749	(172,873)

Interest expense	(19,299)	(17,797)	(86,447)	(86,285)
Interest income	49	61	173	430
Loss on early extinguishment of debt	—	—	(1,237)	(925)
Loss on early termination of derivative financial instruments	—	—	(29,242)	(18,263)
Equity in (losses) earnings of unconsolidated affiliates	(2,949)	10,125	(9,215)	13,025
Foreign currency exchange loss	(79)	(16)	(2)	(1,410)
Other income, net	1,051	99	5,767	2,398

Loss before income taxes and discontinued operations	(20,978)	(153,766)	(105,454)	(263,903)
Income tax expense	(691)	(1,112)	(970)	(1,408)

Loss from continuing operations	(21,669)	(154,878)	(106,424)	(265,311)
Income from discontinued operations, net of tax	357	28,037	101,572	34,511

Net loss	(21,312)	(126,841)	(4,852)	(230,800)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	99	808	29	1,687
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	614	(1,080)	(383)	(1,938)

Net loss attributable to SHR	(20,599)	(127,113)	(5,206)	(231,051)
Preferred shareholder dividends	4,682	(7,722)	(18,482)	(30,886)

Net loss attributable to SHR common shareholders	$(15,917)	$(134,835)	$(23,688)	$(261,937)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.09)	$(1.07)	$(0.70)	$(2.41)
Income from discontinued operations attributable to SHR common shareholders	—	0.18	0.57	0.28

Net loss attributable to SHR common shareholders	$(0.09)	$(0.89)	$(0.13)	$(2.13)

Weighted average common shares outstanding	186,151	151,663	176,576	122,933

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011 and 2010

Consolidated Balance Sheets

(in thousands, except share data)

	December 31,
	2011	2010
Assets
Investment in hotel properties, net	$1,692,431	$1,835,451
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $8,915 and $6,536	30,635	32,620
Assets held for sale	—	45,145
Investment in unconsolidated affiliates	126,034	18,024
Cash and cash equivalents	72,013	78,842
Restricted cash and cash equivalents	39,498	34,618
Accounts receivable, net of allowance for doubtful accounts of $1,698 and $1,922	43,597	35,250
Deferred financing costs, net of accumulated amortization of $3,488 and $15,756	10,845	3,322
Deferred tax assets	2,230	4,121
Prepaid expenses and other assets	29,047	34,564

Total assets	$2,086,689	$2,162,316

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,000,385	$1,118,281
Bank credit facility	50,000	28,000
Liabilities of assets held for sale	—	93,206
Accounts payable and accrued expenses	249,179	270,703
Distributions payable	72,499	—
Deferred tax liabilities	47,623	1,732

Total liabilities	1,419,686	1,511,922
Noncontrolling interests in SHR’s operating partnership	4,583	5,050
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,148,141 and 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $130,148 and $131,296 in the aggregate)	99,995	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 3,615,375 and 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $112,755 and $133,975 in the aggregate)	87,064	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 3,827,727 and 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $119,377 and $167,469 in the aggregate)	92,489	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 185,627,199 and 151,305,314 common shares issued and outstanding)	1,856	1,513
Additional paid-in capital	1,634,067	1,553,286
Accumulated deficit	(1,190,621)	(1,185,294)
Accumulated other comprehensive loss	(70,652)	(107,164)

Total SHR’s shareholders’ equity	654,198	620,262
Noncontrolling interests in consolidated affiliates	8,222	25,082

Total equity	662,420	645,344

Total liabilities, noncontrolling interests and equity	$2,086,689	$2,162,316

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2011 and 2010 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$58,012
InterContinental Prague	December 15, 2010	$3,564

The following is a summary of income from discontinued operations for the three months and years ended December 31, 2011 and 2010 (in thousands):

	Three Months Ended		Years Ended
	December 31,		December 31,
	2011	2010	2011	2010
Hotel operating revenues	$—	$16,896	$9,743	$68,883

Operating costs and expenses	—	14,858	9,456	55,252
Depreciation and amortization	—	567	—	5,980

Total operating costs and expenses	—	15,425	9,456	61,232

Operating income	—	1,471	287	7,651

Interest expense	—	(1,990)	—	(9,706)
Interest income	—	13	—	32
Loss on early extinguishment of debt	—	(95)	—	(95)
Foreign currency exchange (loss) gain	—	(98)	51	7,392
Other income, net	—	—	326	—
Income tax benefit (expense)	—	260	(379)	(476)
Gain on sale	357	28,476	101,287	29,713

Income from discontinued operations	$357	$28,037	$101,572	$34,511

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Investments in the Hotel del Coronado and Fairmont Scottsdale Princess Hotel

(in thousands)

On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended December 31, 2011			Three Months Ended December 31, 2010
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$30,324	$18,322	$48,646	$29,021	$—	$29,021
Property EBITDA (100%)	$7,697	$2,052	$9,749	$5,629	$—	$5,629
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$2,640	$1,026	$3,666	$2,533	$—	$2,533
Depreciation and amortization	(1,674)	(1,765)	(3,439)	(1,891)	—	(1,891)
Interest expense	(2,515)	(204)	(2,719)	(2,003)	—	(2,003)
Gain on extinguishment of debt	—	—	—	11,025	—	11,025
Other expenses, net	(22)	(17)	(39)	(32)	—	(32)
Income taxes	(49)	—	(49)	392	—	392

Equity in (losses) earnings of unconsolidated affiliates	$(1,620)	$(960)	$(2,580)	$10,024	$—	$10,024

EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,620)	$(960)	$(2,580)	$10,024	$—	$10,024
Depreciation and amortization	1,674	1,765	3,439	1,891	—	1,891
Interest expense	2,515	204	2,719	2,003	—	2,003
Gain on extinguishment of debt	—	—	—	(11,025)	—	(11,025)
Income taxes	49	—	49	(392)	—	(392)

EBITDA Contribution	$2,618	$1,009	$3,627	$2,501	$—	$2,501

FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,620)	$(960)	$(2,580)	$10,024	$—	$10,024
Depreciation and amortization	1,674	1,765	3,439	1,891	—	1,891
Gain on extinguishment of debt	—	—	—	(11,025)	—	(11,025)

FFO Contribution	$54	$805	$859	$890	$—	$890

	Year Ended December 31, 2011			Year Ended December 31, 2010
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$136,727	$30,711	$167,438	$127,960	$—	$127,960
Property EBITDA (100%)	$42,445	$(1,144)	$41,301	$36,500	$—	$36,500
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$14,662	$(572)	$14,090	$16,425	$—	$16,425
Depreciation and amortization	(6,637)	(4,022)	(10,659)	(7,894)	—	(7,894)
Interest expense	(9,897)	(452)	(10,349)	(7,714)	—	(7,714)
Gain on extinguishment of debt	—	—	—	11,025	—	11,025
Other expenses, net	(1,569)	(657)	(2,226)	(195)	—	(195)
Income taxes	505	—	505	503	—	503

Equity in (losses) earnings of unconsolidated affiliates	$(2,936)	$(5,703)	$(8,639)	$12,150	$—	$12,150

EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(2,936)	$(5,703)	$(8,639)	$12,150	$—	$12,150
Depreciation and amortization	6,637	4,022	10,659	7,894	—	7,894
Interest expense	9,897	452	10,349	7,714	—	7,714
Gain on extinguishment of debt	—	—	—	(11,025)	—	(11,025)
Income taxes	(505)	—	(505)	(503)	—	(503)

EBITDA Contribution	$13,093	$(1,229)	$11,864	$16,230	$—	$16,230

FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(2,936)	$(5,703)	$(8,639)	$12,150	$—	$12,150
Depreciation and amortization	6,637	4,022	10,659	7,894	—	7,894
Gain on extinguishment of debt	—	—	—	(11,025)	—	(11,025)

FFO Contribution	$3,701	$(1,681)	$2,020	$9,019	$—	$9,019

Debt	Interest Rate		Spread over LIBOR	Loan Amount	Maturity (b)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80	% (a)	480 bp (a)	$425,000	March 2016
Cash and cash equivalents				(23,223)

Net Debt				$401,777

Fairmont Scottsdale Princess
CMBS Mortgage	0.66%		36 bp	$133,000	April 2015
Cash and cash equivalents				(2,460)

Net Debt				$130,540

Caps	Effective Date		LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011		2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013		2.50%	$425,000	March 2013
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011		4.00%	$133,000	December 2013

(a)	Subject to a 1% LIBOR floor.
(b)	Includes extension options.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Leasehold Information

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
Paris Marriott (a):
Property EBITDA	$—	$3,753	$3,455	$19,611
Revenue (b)	$—	$3,753	$3,455	$19,611
Lease expense	—	(2,978)	(3,274)	(11,893)

Less: Deferred gain on sale-leaseback	—	(1,144)	(1,214)	(4,465)

Adjusted lease expense	—	(4,122)	(4,488)	(16,358)

EBITDA contribution from leasehold	$—	$(369)	$(1,033)	$3,253

Marriott Hamburg:
Property EBITDA	$1,568	$1,681	$6,603	$6,051
Revenue (b)	$1,675	$1,608	$5,422	$4,991

Lease expense	(1,163)	(1,170)	(4,865)	(4,566)
Less: Deferred gain on sale-leaseback	(66)	(53)	(217)	(207)

Adjusted lease expense	(1,229)	(1,223)	(5,082)	(4,773)

EBITDA contribution from leasehold	$446	$385	$340	$218

Total Leaseholds:
Property EBITDA	$1,568	$5,434	$10,058	$25,662
Revenue (b)	$1,675	$5,361	$8,877	$24,602

Lease expense	(1,163)	(4,148)	(8,139)	(16,459)
Less: Deferred gain on sale-leasebacks	(66)	(1,197)	(1,431)	(4,672)

Adjusted lease expense	(1,229)	(5,345)	(9,570)	(21,131)

EBITDA contribution from leaseholds	$446	$16	$(693)	$3,471

	December 31,
Security Deposits (c):	2011	2010
Paris Marriott	$—	$14,459
Marriott Hamburg	2,462	2,540

Total	$2,462	$16,999

(a)	On April 6, 2011, we sold our leasehold interest in the Paris Marriott. The results of operations for the Paris Marriott have been classified as discontinued operations for all periods presented.
(b)	For the three months and years ended December 31, 2011 and 2010, Revenue for the Paris Marriott represents Property EBITDA. For the three months and years ended December 31, 2011 and 2010, Revenue for the Marriott Hamburg represents lease revenue.
(c)	The security deposits are recorded in other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Non-GAAP Financial Measures

We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.

EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
Net loss attributable to SHR common shareholders	$(15,917)	$(134,835)	$(23,688)	$(261,937)
Depreciation and amortization—continuing operations	25,840	32,406	112,062	130,601
Depreciation and amortization—discontinued operations	—	567	—	5,980
Interest expense—continuing operations	19,299	17,797	86,447	86,285
Interest expense—discontinued operations	—	1,990	—	9,706
Income taxes—continuing operations	691	1,112	970	1,408
Income taxes—discontinued operations	—	(260)	379	476
Noncontrolling interests	(99)	(808)	(29)	(1,687)
Adjustments from consolidated affiliates	(1,302)	(2,013)	(6,733)	(7,609)
Adjustments from unconsolidated affiliates	6,928	3,673	23,221	15,563
Preferred shareholder dividends	(4,682)	7,722	18,482	30,886

EBITDA	30,758	(72,649)	211,111	9,672
Realized portion of deferred gain on sale-leaseback—continuing operations	(66)	(53)	(217)	(207)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(1,144)	(1,214)	(4,465)
Gain on sale of assets—continuing operations	—	—	(2,640)	—
Gain on sale of assets—discontinued operations	(357)	(28,476)	(101,287)	(29,713)
Impairment losses and other charges	—	141,858	—	141,858
Loss on early extinguishment of debt—continuing operations	—	—	1,237	925
Loss on early extinguishment of debt—discontinued operations	—	95	—	95
Loss on early termination of derivative financial instruments	—	—	29,242	18,263
Gain on extinguishment of debt of unconsolidated affiliate	—	(11,025)	—	(11,025)
Foreign currency exchange loss—continuing operations (a)	79	16	2	1,410
Foreign currency exchange loss (gain)—discontinued operations (a)	—	98	(51)	(7,392)
Adjustment for Value Creation Plan	9,529	5,743	18,607	12,614

Comparable EBITDA	$39,943	$34,463	$154,790	$132,035

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
Net loss attributable to SHR common shareholders	$(15,917)	$(134,835)	$(23,688)	$(261,937)
Depreciation and amortization—continuing operations	25,840	32,406	112,062	130,601
Depreciation and amortization—discontinued operations	—	567	—	5,980
Corporate depreciation	(273)	(303)	(1,141)	(1,217)
Gain on sale of assets—continuing operations	—	—	(2,640)	—
Gain on sale of assets—discontinued operations	(357)	(28,476)	(101,287)	(29,713)
Realized portion of deferred gain on sale-leaseback—continuing operations	(66)	(53)	(217)	(207)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(1,144)	(1,214)	(4,465)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	357	379	1,393
Noncontrolling interests adjustments	(135)	(222)	(575)	(1,159)
Adjustments from consolidated affiliates	(664)	(1,335)	(4,486)	(5,979)
Adjustments from unconsolidated affiliates	3,740	1,874	11,763	7,973

FFO	12,168	(131,164)	(11,044)	(158,730)
Redeemable noncontrolling interests	36	(586)	546	(528)

FFO—Fully Diluted	12,204	(131,750)	(10,498)	(159,258)
Impairment losses and other charges	—	141,858	—	141,858
Non-cash mark to market of interest rate swaps—continuing operations	(1,696)	(535)	(2,183)	9,014
Non-cash mark to market of interest rate swaps—discontinued operations	—	(204)	—	25
Loss on early extinguishment of debt—continuing operations	—	—	1,237	925
Loss on early extinguishment of debt—discontinued operations	—	95	—	95
Loss on early termination of derivative financial instruments	—	—	29,242	18,263
Gain on extinguishment of debt of unconsolidated affiliate	—	(11,025)	—	(11,025)
Foreign currency exchange loss—continuing operations (a)	79	16	2	1,410
Foreign currency exchange loss (gain), net of tax—discontinued operations (a)	—	95	(51)	(7,421)
Adjustment for Value Creation Plan	9,529	5,743	18,607	12,614

Comparable FFO	$20,116	$4,293	$36,356	$6,500

Comparable FFO per diluted share	$0.11	$0.03	$0.20	$0.05

Weighted average diluted shares	188,340	151,663	179,319	122,933

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Hyatt Regency La Jolla	1.30%	100 bp	$97,500	September 2012
North Beach Venture	5.00%	Fixed	1,476	January 2013
Marriott London Grosvenor Square (c)	2.18%	110 bp (c)	113,659	October 2013
Bank credit facility	3.30%	300 bp	50,000	June 2015
Four Seasons Washington, D.C.	3.45%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	220,000	June 2017
Fairmont Chicago	6.09%	Fixed	97,750	June 2017
InterContinental Miami	3.80%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.15%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021

			$1,050,385

(a)	Spread over LIBOR (0.30% at December 31, 2011).
(b)	Includes extension options.
(c)	Principal balance of £73,130,000 at December 31, 2011. Spread over three-month GBP LIBOR (1.08% at December 31, 2011).

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£73,130	October 2013

At December 31, 2011, future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2012	$109,099
2013	122,799
2014	13,872
2015	65,046
2016	145,861
Thereafter	593,708

$1,050,385

Percent of fixed rate debt including U.S. and European swaps	93.1%
Weighted average interest rate including U.S. and European swaps (d)	6.63%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.81

(d)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

Portfolio Data

Portfolio at December 31, 2011

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR December 2011 Property EBITDA	QTR December 2011 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	20%	$9,050
InterContinental Chicago (a)	Chicago, IL	792	10%	12%	5,502
Hotel del Coronado (b)	Coronado, CA	757	10%	6%	2,640
Fairmont Chicago	Chicago, IL	687	9%	9%	3,947
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	2%	1,026
InterContinental Miami	Miami, FL	641	8%	6%	2,824
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	2%	658
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	3%	1,105
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	1,097
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	6%	2,601
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	5%	2,208
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	8%	3,783
Four Seasons Silicon Valley (e)	East Palo Alto, CA	200	3%	3%	1,319
Four Seasons Jackson Hole (e)	Teton Village, WY	124	2%	-1%	(370)

Total United States		7,074	91%	83%	37,390

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	6%	2,814

Total Mexican		173	2%	6%	2,814

Total North American		7,247	93%	89%	40,204

European:
Marriott Hamburg (f)	Hamburg, Germany	278	4%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	11%	4,877

Total European		515	7%	11%	4,877

		7,762	100%	100%	$45,081

(a)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.
(b)	Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. We account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 34.3% ownership.
(c)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership.
(d)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.
(e)	On March 11, 2011, we purchased these hotels.
(f)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended December 31, 2011

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott as its results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Four Seasons Jackson Hole hotel (March 11, 2011) and Four Seasons Silicon Valley hotel (March 11, 2011).

United States Hotels (as of December 31, 2011)

Acquisition property revenues—2 Properties and 324 Rooms

Same store property revenues—10 Properties and 5,344 Rooms

	$000,000	$000,000	$000,000	$000,000	$000,000
	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	Total
Acquisition property revenues (a)	$4,209	$11,376	$17,792	$13,234	$46,611
Acquisition property revenues (b)	13,086	—	—	—	13,086
Same store property revenues	127,484	156,302	156,555	158,564	598,905

Total pro forma revenues	$144,779	$167,678	$174,347	$171,798	$658,602
Pro forma seasonality %	22.0%	25.4%	26.5%	26.1%	100.0%

Mexican Hotel (as of December 31, 2011)

Same store property revenues—1 Property and 173 Rooms

	$0,00	$0,00	$0,00	$0,00	$0,00
	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	Total
Same store property revenues	$10,561	$8,594	$4,457	$10,181	$33,793
Same store seasonality %	31.3%	25.4%	13.2%	30.1%	100.0%

North American Hotels (as of December 31, 2011)

Acquistion property revenues—2 Properties and 324 Rooms

Same store property revenues—11 Properties and 5,517 Rooms

	$000,000	$000,000	$000,000	$000,000	$000,000
	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	Total
Acquisition property revenues (a)	$4,209	$11,376	$17,792	$13,234	$46,611
Acquisition property revenues (b)	13,086	—	—	—	13,086
Same store property revenues	138,045	164,896	161,012	168,745	632,698

Total pro forma revenues	$155,340	$176,272	$178,804	$181,979	$692,395
Pro forma seasonality %	22.4%	25.5%	25.8%	26.3%	100.0%

European Hotels (as of December 31, 2011)

Same store property revenues—2 Properties and 515 Rooms

	$000,000	$000,000	$000,000	$000,000	$000,000
	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	Total
Same store property revenues	$11,513	$16,367	$15,832	$16,230	$59,942
Same store seasonality %	19.2%	27.3%	26.4%	27.1%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, (iii) exclusion of Paris Marriott and InterContinental Prague hotels as these properties results of operations were reclassified to discontinued operations for the periods presented and (iv) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2011)

10 Properties

5,344 Rooms

	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00
	Three Months Ended				Years Ended
	December 31,				December 31,
	2011	2010	Change		2011	2010	Change
ADR	$232.54	$218.25	6.5%		$228.07	$213.18	7.0%
Average Occupancy	70.4%	68.2%	2.2	pts	72.6%	69.0%	3.6	pts
RevPAR	$163.81	$148.80	10.1%		$165.67	$147.06	12.7%
Total RevPAR	$317.49	$288.60	10.0%		$307.10	$275.98	11.3%
Property EBITDA Margin	20.7%	21.2%	(0.5)	pts	21.0%	18.8%	2.2	pts

Mexican Hotel (as of December 31, 2011)

1 Property

173 Rooms

	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00
	Three Months Ended				Years Ended
	December 31,				December 31,
	2011	2010	Change		2011	2010	Change
ADR	$777.05	$718.15	8.2%		$645.00	$655.90	(1.7)%
Average Occupancy	47.0%	48.1%	(1.1)	pts	44.8%	49.9%	(5.1)	pts
RevPAR	$365.33	$345.63	5.7%		$289.13	$327.42	(11.7)%
Total RevPAR	$639.66	$672.45	(4.9)%		$535.15	$616.49	(13.2)%
Property EBITDA Margin	27.6%	31.3%	(3.7)	pts	22.7%	30.4%	(7.7)	pts

North American Hotels (as of December 31, 2011)

11 Properties

5,517 Rooms

	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00
	Three Months Ended				Years Ended
	December 31,				December 31,
	2011	2010	Change		2011	2010	Change
ADR	$243.88	$229.25	6.4%		$236.24	$223.31	5.8%
Average Occupancy	69.7%	67.6%	2.1	pts	71.8%	68.4%	3.4	pts
RevPAR	$170.03	$154.88	9.8%		$169.54	$152.72	11.0%
Total RevPAR	$327.44	$300.45	9.0%		$314.26	$286.65	9.6%
Property EBITDA Margin	21.1%	21.9%	(0.8)	pts	21.1%	19.5%	1.6	pts

European Hotels (as of December 31, 2011)

2 Properties

515 Rooms

	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00
	Three Months Ended				Years Ended
	December 31,				December 31,
	2011	2010	Change		2011	2010	Change
ADR	$270.60	$270.86	(0.1)%		$280.41	$261.99	7.0%
Average Occupancy	82.4%	82.4%	—	pts	81.7%	80.6%	1.1	pts
RevPAR	$223.06	$223.20	(0.1)%		$229.21	$211.28	8.5%
Total RevPAR	$342.54	$334.99	2.3%		$318.88	$294.73	8.2%
Property EBITDA Margin	39.7%	37.1%	2.6	pts	37.4%	36.7%	0.7	pts

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three months and years ended December 31, 2011 and 2010. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
UNITED STATES HOTELS:	2011	2010	Change		2011	2010	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$16,978	$14,992	13.2%		$59,272	$52,934	12.0%
Property EBITDA	$3,947	$5,554	(28.9)%		$11,467	$9,337	22.8%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	68.5%	61.8%	6.7	pts	66.4%	60.4%	6.0	pts
ADR	$228.27	$225.35	1.3%		$212.06	$204.00	4.0%
RevPAR	$156.42	$139.29	12.3%		$140.87	$123.17	14.4%
Total RevPAR	$268.63	$237.20	13.2%		$236.37	$211.10	12.0%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% and 100% as of December 31, 2011 and 2010, respectively):
Total revenues	$18,322	$18,243	0.4%		$73,245	$69,710	5.1%
Property EBITDA	$2,052	$2,154	(4.7)%		$10,128	$7,649	32.4%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	65.0%	66.3%	(1.3	)pts	65.3%	65.8%	(0.5	)pts
ADR	$205.77	$191.37	7.5%		$215.39	$194.14	10.9%
RevPAR	$133.73	$126.81	5.5%		$140.57	$127.74	10.0%
Total RevPAR	$306.86	$305.54	0.4%		$309.20	$294.28	5.1%

FOUR SEASONS JACKSON HOLE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$5,600	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$(370)	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2010, average occupancy was 31.8%, ADR was $430.29, RevPAR was $136.96 and Total RevPAR was $397.07. For the year ended December 31, 2011, average occupancy was 56.7%, ADR was $522.12, RevPAR was $296.09 and Total RevPAR was $691.68. For the year ended December 31, 2010, average occupancy was 53.1%, ADR was $512.14, RevPAR was $272.11 and Total RevPAR was $659.46.):

Rooms	124	N/A	N/A		N/A	N/A	N/A
Average occupancy	36.0%	N/A	N/A		N/A	N/A	N/A
ADR	$514.89	N/A	N/A		N/A	N/A	N/A
RevPAR	$185.32	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$490.90	N/A	N/A		N/A	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$7,634	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$1,319	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2010, average occupancy was 63.7%, ADR was $289.90, RevPAR was $184.64 and Total RevPAR was $373.20. For the year ended December 31, 2011, average occupancy was 68.2%, ADR was $298.36, RevPAR was $203.38 and Total RevPAR was $388.43. For the year ended December 31, 2010, average occupancy was 66.2%, ADR was $271.05, RevPAR was $179.47 and Total RevPAR was $340.99.):

Rooms	200	N/A	N/A		N/A	N/A	N/A
Average occupancy	65.4%	N/A	N/A		N/A	N/A	N/A
ADR	$303.04	N/A	N/A		N/A	N/A	N/A
RevPAR	$198.19	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$414.88	N/A	N/A		N/A	N/A	N/A

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

	Three Months Ended December 31,				Years Ended December 31,
	2011	2010	Change		2011	2010	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$16,421	$16,675	(1.5)%		$61,736	$58,402	5.7%
Property EBITDA	$3,783	$4,507	(16.1)%		$14,305	$12,666	12.9%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	71.8%	67.1%	4.7	pts	71.5%	69.9%	1.6	pts
ADR	$525.01	$600.60	(12.6)%		$530.23	$522.01	1.6%
RevPAR	$377.20	$403.22	(6.5)%		$378.97	$364.64	3.9%
Total RevPAR	$804.00	$816.45	(1.5)%		$761.89	$720.75	5.7%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% and 45% as of December 31, 2011 and 2010, respectively):
Total revenues	$30,324	$29,021	4.5%		$136,727	$127,960	6.9%
Property EBITDA	$7,697	$5,629	36.7%		$42,445	$36,500	16.3%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	53.9%	56.3%	(2.4	)pts	67.1%	64.1%	3.0	pts
ADR	$340.98	$305.31	11.7%		$358.33	$347.69	3.1%
RevPAR	$183.82	$171.77	7.0%		$240.60	$222.96	7.9%
Total RevPAR	$435.41	$416.70	4.5%		$494.84	$463.11	6.9%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$7,074	$6,694	5.7%		$32,998	$29,618	11.4%
Property EBITDA	$658	$413	59.3%		$5,309	$3,477	52.7%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	59.4%	57.8%	1.6	pts	72.9%	69.1%	3.8	pts
ADR	$157.52	$144.54	9.0%		$158.68	$148.82	6.6%
RevPAR	$93.56	$83.51	12.0%		$115.62	$102.86	12.4%
Total RevPAR	$183.52	$173.67	5.7%		$215.76	$193.67	11.4%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$19,461	$17,620	10.4%		$67,537	$62,768	7.6%
Property EBITDA	$5,502	$6,232	(11.7)%		$16,959	$17,127	(1.0)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	76.5%	77.2%	(0.7	)pts	76.5%	73.4%	3.1	pts
ADR	$204.75	$192.29	6.5%		$186.26	$178.19	4.5%
RevPAR	$156.62	$148.43	5.5%		$142.47	$130.74	9.0%
Total RevPAR	$267.09	$241.82	10.5%		$233.63	$217.13	7.6%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$12,123	$11,173	8.5%		$47,430	$45,731	3.7%
Property EBITDA	$2,824	$1,826	54.7%		$10,737	$9,354	14.8%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	74.7%	69.7%	5.0	pts	70.5%	67.3%	3.2	pts
ADR	$156.68	$150.24	4.3%		$162.79	$161.31	0.9%
RevPAR	$117.02	$104.74	11.7%		$114.72	$108.64	5.6%
Total RevPAR	$205.56	$189.46	8.5%		$202.72	$195.46	3.7%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

	Three Months Ended December 31,				Years Ended December 31,
	2011	2010	Change		2011	2010	Change
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,860	$10,677	1.7%		$48,139	$44,671	7.8%
Property EBITDA	$2,601	$2,329	11.7%		$12,655	$11,574	9.3%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	77.5%	84.1%	(6.6	)pts	86.6%	87.0%	(0.4	)pts
ADR	$274.18	$257.11	6.6%		$298.57	$271.61	9.9%
RevPAR	$212.46	$216.11	(1.7)%		$258.50	$236.27	9.4%
Total RevPAR	$345.15	$339.34	1.7%		$385.64	$357.85	7.8%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$11,557	$10,750	7.5%		$32,570	$30,150	8.0%
Property EBITDA	$1,097	$1,115	(1.6)%		$2,268	$683	232.1%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	54.5%	48.8%	5.7	pts	52.1%	48.1%	4.0	pts
ADR	$128.31	$121.66	5.5%		$124.11	$115.33	7.6%
RevPAR	$69.98	$59.41	17.8%		$64.61	$55.49	16.5%
Total RevPAR	$265.25	$246.74	7.5%		$230.02	$212.93	8.0%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$14,196	$12,774	11.1%		$55,666	$51,727	7.6%
Property EBITDA	$2,208	$1,851	19.3%		$9,444	$7,505	25.8%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	66.0%	59.2%	6.8	pts	67.7%	66.7%	1.	0pts
ADR	$378.00	$354.13	6.7%		$358.94	$327.19	9.7%
RevPAR	$249.51	$209.78	18.9%		$243.06	$218.10	11.4%
Total RevPAR	$591.21	$532.00	11.1%		$584.33	$542.98	7.6%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$14,012	$11,271	24.3%		$64,658	$54,248	19.2%
Property EBITDA	$1,105	$(166)	765.7%		$13,896	$8,882	56.5%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	49.6%	40.2%	9.4	pts	60.8%	51.7%	9.1	pts
ADR	$322.01	$310.16	3.8%		$339.83	$338.84	0.3%
RevPAR	$159.69	$124.54	28.2%		$206.73	$175.20	18.0%
Total RevPAR	$384.61	$309.38	24.3%		$447.34	$375.31	19.2%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$35,882	$31,506	13.9%		$128,899	$107,949	19.4%
Property EBITDA	$9,050	$6,863	31.9%		$28,883	$20,318	42.2%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	81.0%	83.2%	(2.2	)pts	82.6%	79.6%	3.0	pts
ADR	$232.99	$197.79	17.8%		$213.32	$184.35	15.7%
RevPAR	$188.79	$164.65	14.7%		$176.28	$146.67	20.2%
Total RevPAR	$326.38	$286.57	13.9%		$295.52	$247.49	19.4%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

	Three Months Ended December 31,				Years Ended December 31,
MEXICAN HOTEL:	2011	2010	Change		2011	2010	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$10,181	$10,703	(4.9)%		$33,792	$38,928	(13.2)%
Property EBITDA	$2,814	$3,351	(16.0)%		$7,659	$11,823	(35.2)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	47.0%	48.1%	(1.1	)pts	44.8%	49.9%	(5.1	)pts
ADR	$777.05	$718.15	8.2%		$645.00	$655.90	(1.7)%
RevPAR	$365.33	$345.63	5.7%		$289.13	$327.42	(11.7)%
Total RevPAR	$639.66	$672.45	(4.9)%		$535.15	$616.49	(13.2)%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

	Three Months Ended December 31,				Years Ended December 31,
EUROPEAN HOTELS:	2011	2010	Change		2011	2010	Change
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,979	$6,030	(0.8)%		$23,428	$20,936	11.9%
Property EBITDA	$1,568	$1,681	(6.7)%		$6,603	$6,051	9.1%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	81.7%	81.9%	(0.2	)pts	82.3%	79.0%	3.3	pts
ADR	$189.97	$194.63	(2.4)%		$199.17	$185.78	7.2%
RevPAR	$155.16	$159.45	(2.7)%		$163.84	$146.73	11.7%
Total RevPAR	$233.77	$235.78	(0.9)%		$230.88	$206.33	11.9%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$10,251	$9,842	4.2%		$36,514	$34,465	5.9%
Property EBITDA	$4,877	$4,212	15.8%		$15,812	$14,293	10.6%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	83.3%	83.0%	0.	3pts	81.1%	82.6%	(1.5	)pts
ADR	$363.31	$359.17	1.2%		$377.05	$347.48	8.5%
RevPAR	$302.71	$297.97	1.6%		$305.88	$286.99	6.6%
Total RevPAR	$470.14	$451.37	4.2%		$422.10	$398.42	5.9%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2011 and 2010

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2011		2010		2011		2010
	Property		Property		Property		Property
Hotel	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA
Fairmont Chicago	$3,947	$3,947	$5,554	$5,554	$11,467	$11,467	$9,337	$9,337
Fairmont Scottsdale Princess (a)	2,052	—	2,154	2,154	10,128	11,272	7,649	7,649
Four Seasons Jackson Hole (b)	(370)	(370)	—	—	—	2,592	—	—
Four Seasons Silicon Valley (b)	1,319	1,319	—	—	—	3,823	—	—
Four Seasons Washington, D.C.	3,783	3,783	4,507	4,507	14,305	14,305	12,666	12,666
Hotel del Coronado (c)	7,697	—	5,629	—	42,445	—	36,500	—
Hyatt Regency La Jolla	658	658	413	413	5,309	5,309	3,477	3,477
InterContinental Chicago	5,502	5,502	6,232	6,232	16,959	16,959	17,127	17,127
InterContinental Miami	2,824	2,824	1,826	1,826	10,737	10,737	9,354	9,354
Loews Santa Monica Beach Hotel	2,601	2,601	2,329	2,329	12,655	12,655	11,574	11,574
Marriott Lincolnshire Resort	1,097	1,097	1,115	1,115	2,268	2,268	683	683
Ritz-Carlton Half Moon Bay	2,208	2,208	1,851	1,851	9,444	9,444	7,505	7,505
Ritz-Carlton Laguna Niguel	1,105	1,105	(166)	(166)	13,896	13,896	8,882	8,882
Westin St. Francis	9,050	9,050	6,863	6,863	28,883	28,883	20,318	20,318
Four Seasons Punta Mita Resort	2,814	2,814	3,351	3,351	7,659	7,659	11,823	11,823
Marriott Hamburg (d)	1,568	512	1,681	438	6,603	557	6,051	426
Marriott London Grosvenor Square	4,877	4,877	4,212	4,212	15,812	15,812	14,293	14,293

	$52,732	$41,927	$47,551	$40,679	$208,570	$167,638	$177,239	$135,114

Adjustments:
Impairment losses and other charges		—		(141,858)		—		(141,858)
Corporate expenses		(15,650)		(12,594)		(39,856)		(34,692)
Interest income		49		61		173		430
Loss on early extinguishment of debt		—		—		(1,237)		(925)
Loss on early termination of derivative financial instruments		—		—		(29,242)		(18,263)
Equity in (losses) earnings of unconsolidated affiliates		(2,949)		10,125		(9,215)		13,025
Foreign currency exchange loss		(79)		(16)		(2)		(1,410)
Other income, net		1,051		99		5,767		2,398
Income from discontinued operations		357		28,037		101,572		34,511
Depreciation expense—discontinued operations		—		567		—		5,980
Interest expense—discontinued operations		—		1,990		—		9,706
Income taxes—discontinued operations		—		(260)		379		476
Noncontrolling interest in consolidated affiliates		614		(1,080)		(383)		(1,938)
Adjustments from consolidated affiliates		(1,302)		(2,013)		(6,733)		(7,609)
Adjustments from unconsolidated affiliates		6,928		3,673		23,221		15,563
Other adjustments		(188)		(59)		(971)		(836)

EBITDA		$30,758		$(72,649)		$211,111		$9,672

(a)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property subsequent to June 9, 2011 is reflected in adjustments from unconsolidated affiliates for the three months and years ended December 31, 2011. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley hotels. We have not included the results of these hotels in Property EBITDA for the year ended December 31, 2011 above since we did not own the properties for the entire period.
(c)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three months and years ended December 31, 2011 and 2010, respectively. Property EBITDA represents 100% of revenue and expenses generated by the property.
(d)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2011

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended December 31, 2011			Year Ended December 31, 2011
	Property		Comparable	Property		Comparable
	EBITDA	Adjustments	EBITDA	EBITDA	Adjustments	EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$3,947	$—	$3,947	$11,467	$—	$11,467
Fairmont Scottsdale Princess	2,052	(1,043)	1,009	10,128	(85)	10,043
Four Seasons Jackson Hole	(370)	—	(370)	—	2,592	2,592
Four Seasons Silicon Valley	1,319	—	1,319	—	3,823	3,823
Four Seasons Washington, D.C.	3,783	—	3,783	14,305	—	14,305
Hyatt Regency La Jolla	658	(306)	352	5,309	(2,552)	2,757
InterContinental Chicago	5,502	—	5,502	16,959	(2,885)	14,074
InterContinental Miami	2,824	—	2,824	10,737	—	10,737
Westin St. Francis	9,050	—	9,050	28,883	—	28,883

Total Meetings & Business Hotels	28,765	(1,349)	27,416	97,788	893	98,681

Ocean Front Resorts:
Four Seasons Punta Mita Resort	2,814	—	2,814	7,659	—	7,659
Hotel del Coronado	7,697	(5,079)	2,618	42,445	(29,352)	13,093
Loews Santa Monica Beach Hotel	2,601	—	2,601	12,655	—	12,655
Ritz-Carlton Half Moon Bay	2,208	—	2,208	9,444	—	9,444
Ritz-Carlton Laguna Niguel	1,105	—	1,105	13,896	—	13,896

Total Ocean Front Resorts	16,425	(5,079)	11,346	86,099	(29,352)	56,747

European Hotels:
Marriott Hamburg	1,568	(1,122)	446	6,603	(6,263)	340
Marriott London Grosvenor Square	4,877	—	4,877	15,812	—	15,812

Total European Hotels	6,445	(1,122)	5,323	22,415	(6,263)	16,152

Non-Core Assets:
Marriott Lincolnshire Resort	1,097	—	1,097	2,268	—	2,268

Total Non-Core Assets	1,097	—	1,097	2,268	—	2,268

	$52,732	$(7,550)	$45,182	$208,570	$(34,722)	$173,848

	% of QTR	% of YTD
	Comparable EBITDA	Comparable EBITDA
Meetings & Business Hotels	61%	57%
Ocean Front Resorts	25%	33%
European Hotels	12%	9%
Non-Core Assets	2%	1%

Total	100%	100%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2011

2012 Guidance

(in millions, except per share data)

	Year Ended December 31, 2012
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	5.0%	7.0%
North American same store RevPAR growth (a)	6.0%	8.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, which were acquired in 2011.

	Year Ended
	December 31, 2012
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(86.7)	$(71.8)
Depreciation and amortization	111.2	111.2
Interest expense	86.0	86.0
Income taxes	1.0	1.0
Noncontrolling interests	(0.3)	(0.2)
Adjustments from consolidated affiliates	(4.2)	(4.2)
Adjustments from unconsolidated affiliates	28.8	28.8
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Adjustment for Value Creation Plan	5.2	5.2

Comparable EBITDA	$165.0	$180.0

	Year Ended
	December 31, 2012
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(86.7)	$(71.8)
Depreciation and amortization	109.9	109.9
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.3)	(0.2)
Adjustments from consolidated affiliates	(1.2)	(1.2)
Adjustments from unconsolidated affiliates	15.6	15.6
Adjustment for Value Creation Plan	5.2	5.2

Comparable FFO	$42.3	$57.3

Comparable FFO per diluted share	$0.22	$0.30